UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSR

           CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES

Investment Company Act file number                811-21399
                                  -------------------------------------


                             The Aegis Funds
-----------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


              1100 N. Glebe Road, Suite 1040, Arlington, VA  22201
-----------------------------------------------------------------------
            (Address of principal executive offices) (Zip code)


 William S. Berno, 1100 N. Glebe Rd., Suite 1040, Arlington, VA  22201
-----------------------------------------------------------------------
                  (Name and address of agent for service)


Registrant's telephone number, including area code:  (703) 528-7788
                                                   -------------------

Date of fiscal year end:      12/31
                        ------------------

Date of reporting period:    12/31/06
                         -----------------

ITEM 1. REPORTS TO STOCKHOLDERS



Aegis High Yield Fund
Third Annual Report
December 31, 2006



Shareholder Letter

February 20, 2007

To the Shareholders of the Aegis High Yield Fund:

We are pleased to present the Aegis High Yield Fund Third Annual Report, for the fiscal year ended December 31, 2006.

We want to take this opportunity to welcome our new shareholders to the Fund. At any time, if you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at the high-yield bond market and the Fund s investment approach. We will briefly review the objectives and strategy of the Aegis High Yield Fund:

   The Aegis High Yield Fund seeks to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. Our long-term investment strategy is based on our total return objective. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street s appraisal of a security s value is more negative than we have determined based upon an independent study of the facts. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

For the fiscal year ended December 31, 2006, the Fund posted a total return of 15.13%, versus a total return of 11.85% for its benchmark, the Lehman U.S. Corporate High Yield Index. From inception at January 1, 2004, the Fund s annualized total return is 8.31% compared to 8.49% for the Lehman Index.

The weighted average maturity of the Fund portfolio at December 31 was approximately 3.8 years. The duration of the Fund portfolio was 3.07 years, compared to 4.43 years for the Lehman Index. Duration is a measure of the sensitivity of a portfolio s value to changes in interest rates. The Fund s short duration makes it less sensitive to a rise in interest rate risk than the Lehman index.

The Fund s net asset value at December 31 was $10.69 per share versus $10.17 one year ago. Income distributions totaling 76.1 cents per share and net capital gains of 20.3 cents per share were paid during the year. At December 31, the Fund s SEC 30-day annualized yield to maturity was 6.53%.

The bulk of the Fund s total return for the year was the result of participating in the strong market conditions favoring the high-yield bond sector. The market s robust 11% return was far better than expected at the beginning of the year. A steady economy, continuing easy credit and very low defaults combined to ignite a rally in high-yield bond prices.

Nevertheless, the Fund was still able to surpass the return of its benchmark index. The primary source of the Fund s outperformance for the year was the portion of the portfolio invested in lower-rated issues. The Fund earned excellent returns in Del Laboratories, Sungard Data, Great Lakes Dredge and Alliance One, among others. As often in the past, the Fund held investments in bankrupt or defaulted securities, and Calpine convertible bonds were a strong contributor to portfolio returns.

The Fund portfolio continues to be positioned cautiously in its holdings.
We remain in a period when yields and spreads in the credit markets are not particularly generous. We are now primarily focused on preservation of capital, but will continue to look for attractive opportunities that may be presented in the months ahead.

A more in-depth review of the Fund s performance and outlook can be found in the Advisor s Report that is posted on our website. Our decision to use this particular format is a result of the Sarbanes Oxley Act of 2002. Under the Act, mutual fund officers are required to certify the entirety of each Annual and Semi-Annual report. After some deliberation, we reached the conclusion that we are not in a position to certify data provided by third parties, nor will we certify any analysis and subjective conclusions drawn from such data.

Nonetheless, we strongly feel that a thoughtful and detailed discussion of current market conditions is important to our shareholders. Therefore, please continue to anticipate reading this more editorial type of commentary and analysis in the Advisor s Report in the future.

Finally, we want you to know that your Fund Advisor s employees and their family members have expressed their confidence in the Fund by purchasing well over $1 million of shares personally. We thank you for choosing to invest in the Fund and are pleased to have you with us.


Aegis Financial Corporation
William S. Berno, CFA
Managing Director, Portfolio Manager


Note: All historical performance returns shown in this shareholder letter for the Aegis High Yield Fund are pre-tax returns. Returns include reinvestment of income and capital gains. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed.





About Your Fund's Expenses (Unaudited)

Important Note:
As a shareholder of the Fund, you incur ongoing costs, including
management fees and other Fund expenses.   This example is intended
to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire semi-annual period, July 1, 2006 - December 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses for the Aegis High Yield Fund.


               Actual                                Hypothetical
                                                  (5% annual return
                                                    before expenses)

   Beginning      Ending                        Ending
   Account        Account       Actual          Account    Expenses Paid
    Value         Value (1)  Expenses Paid       Value        During
(07/01/2006)   (12/31/2006)  During Period(2) (12/31/2006)   Period(2)

  $1,000.00     $1,085.40       $6.31          $1,018.95      $6.11

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2006 to December 31, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative returns at net asset value for the period July 1, 2006 to December 31, 2006 were 8.54%.

(2) Expenses are equal to the Fund annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 07/01/2006 and 12/31/2006).

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled Actual Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.



Key Statistics


Results of a $10,000 Investment

[Line chart showing the growth of a $10,000 investment for the Fund and the index]

Period ending      Aegis High Yield Fund            Lehman HY Index
-------------      ---------------------            ---------------
January 1, 2004         $10,000                         $10,000
March 31, 2004          $ 9,970                         $10,234
June 30, 2004           $10,031                         $10,136
September 30, 2004      $10,111                         $10,627
December 31, 2004       $10,386                         $11,113
March 31, 2005          $10,396                         $10,934
June 30, 2005           $10,563                         $11,236
September 30, 2005      $10,951                         $11,340
December 31, 2005       $11,037                         $11,417
March 31, 2006          $11,408                         $11,746
June 30, 2006           $11,707                         $11,776
September 30, 2006      $12,045                         $12,255
December 31, 2006       $12,707                         $12,770


Average Annual Total Returns (As of December 31, 2006)

                    Aegis High Yield Fund           Lehman HY Index
Trailing 1 Year          15.13%                         11.85%
Since inception           8.31%                          8.49%
  (January 1, 2004)

Returns on both Aegis High Yield Fund and Lehman Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.


Portfolio Characteristics (Unaudited)

Industry Breakdown

Corporate Bonds                                 94.5%

   Agriculture                         3.3%
   Auto Parts & Equipment              3.0%
   Building Materials                  2.7%
   Commercial Services                 9.6%
   Computers                           6.4%
   Cosmetics - Personal Care           4.5%
   Diversified Financial Services      8.9%
   Electric                            7.6%
   Entertainment                       3.1%
   Environmental Control               3.1%
   Food                                6.3%
   Forest Products & Paper             2.5%
   Healthcare - Services               5.6%
   Homebuilders                        6.2%
   Miscellaneous Manufacturing         3.1%
   Pharmaceuticals                     3.2%
   Pipelines                           3.1%
   Retail                              6.2%
   Telecommunications                  3.0%
   Transportation                      3.1%

Investment Companies                             4.6%

Other Assets and Liabilities                     0.9%
                                            ---------
   Total Net Assets                            100.0%



Credit Quality - % of Corporate Bonds

BBB or Higher                           0.0%
BB                                     17.0%
B                                      57.7%
CCC or other                           25.3%
                                    ------
   Total                              100.0%



Maturity (Or Most Likely Call) - % of Corporate Bonds

Less than 1 year                       7.8%
1-3 years                             25.0%
4-6 years                             42.1%
7-10 years                            25.1%
                                    ------
   Total                             100.0%




Aegis High Yield Fund
Schedule of Portfolio Investments
December 31, 2006

                                                           Principal    Market
Corporate Bonds - 94.5%                                     Amount      Value
-----------------------                                    ---------  ---------

Agriculture - 3.3%
------------------
Alliance One Intl. Inc., Co. Guarantee, 11.00% 5/15/2012     100,000   $107,000

Auto Parts & Equipment - 3.0%
-----------------------------
Meritor Automotive, Inc., Notes, 6.80% 2/15/2009             100,000     98,250

Building Materials - 2.7%
-------------------------
PlyGem Industries, Inc., Sr. Sub. Notes, 9.00% 2/15/2012     100,000     85,500

Commercial Services - 9.6%
--------------------------
Chemed Corp., Sr. Notes, 8.75% 2/24/2011                     102,000    106,080
Great Lakes Dredge & Dock Corp.,
    Sr. Subord. Notes, 7.75%  12/15/2013                     100,000     98,000
Service Corp. Intl. Sr. Unsec. Notes, 6.50% 3/15/2008        100,000    101,000
                                                                        -------
                                                                        305,080

Computers - 6.4%
----------------
Sungard Data Systems, Inc., Co. Guarantee, 10.25% 8/15/2015  100,000    107,250
Unisys Corp. Sr. Notes, 7.875%, 4/1/2008                     100,000    100,250
                                                                        -------
                                                                        207,500

Cosmetics - Personal Care - 4.5%
--------------------------------
Del Laboratories, Inc., Co. Guarantee, 8.00% 2/1/2012        153,000    144,203

Diversified Financial Services - 8.9%
-------------------------------------
Ford Motor Credit Co., Notes, 6.50% 1/25/2007                100,000    100,018
GMAC Sr. Unsec. Notes, 5.85% 1/14/2009                       100,000     99,668
PMA Capital Sr. Notes, 8.50%  6/15/2018                       80,000     84,880
                                                                        -------
                                                                        284,566

Electric - 7.6%
---------------
Calpine Corp.  Default,  7.75% 6/1/2015       (1)            200,000    138,000
Reliant Energy, Inc., Secured, 9.50% 7/15/2013               100,000    107,750
                                                                        -------
                                                                        245,750

Entertainment - 3.1%
--------------------
Mohegan Tribal Gaming Auth. Sr. Sub. Notes, 6.375% 7/15/2009 100,000    100,500

Environmental Control - 3.1%
----------------------------
Allied Waste N.A. Sr. Notes, 6.50% 11/15/2010                100,000    100,750

Food - 6.3%
-----------
Dole Foods Co., Sr. Notes, 8.625% 5/1/2009                   100,000     99,875
Ingles Markets, Inc., Sr. Subord. Notes, 8.875% 12/1/2011    100,000    104,750
                                                                        -------
                                                                        204,625

Forest Products & Paper - 2.5%
------------------------------
Pope & Talbot, Inc., Sr. Notes, 8.375% 6/1/2013              100,000     81,000

Healthcare Services - 5.6%
--------------------------
Alliance Imaging Inc., Sr. Subord. Notes, 7.25% 12/15/2012   100,000     95,500
HCA, Inc., Debentures, 7.19% 11/15/2015                      100,000     86,273
                                                                        -------
                                                                        181,773

Homebuilders - 6.2%
-------------------
Standard Pacific Corp., Sr. Subord. Notes, 9.25% 4/15/2012   100,000    102,750
WCI Communities, Inc., Company Guarantee,
   Subordinated, 9.125% 5/1/2012                             100,000     95,750
                                                                        -------
                                                                        198,500

Miscellaneous Manufacturing - 3.1%
----------------------------------
Polypore, Inc., Sr. Subordinated Notes, 8.75% 5/15/2012      100,000    100,000

Pharmaceuticals - 3.2%
----------------------
Biovail Corp. Sr. Subordinated Notes, 7.875% 4/1/2010        100,000    102,625

Pipelines - 3.1%
----------------
El Paso Corp. Debentures, 6.50% 6/1/2008                     100,000    101,375

Retail - 6.2%
-------------
Finlay Fine Jewelry Corp. Sr. Notes, 8.375% 6/1/2012         100,000     96,250
General Nutrition Center, Inc.,
    Sr. Subord. Notes, 8.50% 12/1/2010                       100,000    103,250
                                                                        -------
                                                                        199,500

Telecommunications - 3.0%
-------------------------
Intelsat Ltd. Sr. Notes, 5.25% 11/1/2008                     100,000     97,750

Transportation - 3.1%
---------------------
Ship Finance Intl. Ltd. Sr. Notes, 8.50% 12/15/2013          100,000    100,375

                                                                      ---------
   Total Corporate Bonds - (Cost $2,889,697)                          3,046,622
                                                                     ----------

Investment Companies - 4.6%
---------------------------
Federated Prime Obligations Fund                             148,410    148,410
                                                                        -------
   Total Investment Companies - (Cost $148,410)                         148,410
                                                                        -------


Total Investments - 99.1%   (Cost $3,038,107)                         3,195,032
                                                                     ----------

Other Assets and Liabilities - 0.9%                                      28,838
                                                                     ----------

Net Assets - 100.0%                                                  $3,223,870
                                                                     ==========



(1) Non-income producing security due to default or bankruptcy



See page 15 for notes to the financial statements.




Aegis High Yield Fund
Statement of Assets and Liabilities
December 31, 2006

   Assets
   ======

Investments at market value (cost $3,038,107)                    $3,195,032

Interest receivable                                                  54,178

Prepaid assets                                                        8,476
                                                                 ----------
   Total assets                                                   3,257,686


   Liabilities
   ===========

Accrued advisory fees                                                 2,660

Accrued expenses                                                     31,156
                                                                    -------
   Total liabilities                                                 33,816



Net assets (301,607 shares of beneficial
   interest outstanding; unlimited number of
   shares authorized; no par value)                              $3,223,870
                                                                 ==========





Net assets consist of:

   Paid-in capital                                   $3,066,898
   Undistributed net investment income                       47
   Accumulated net realized gain                              0
   Net unrealized appreciation                          156,925
                                                      ---------
Net assets                                           $3,223,870
                                                     ----------


Net asset value per share                                $10.69
                                                         ------

See page 15 for notes to the financial statements.




Aegis High Yield Fund
Statement of Operations
For the Year Ended December 31, 2006


Investment Income

  Interest                                                  $222,405
                                                             -------
     Total income                                            222,405


Expenses

  Investment advisory fees                                    24,083
  Transfer agency and administration fees                     20,236
  Transfer agency and administration fees - affiliate          3,607
  Registration fees                                           11,000
  Custody fees                                                 7,263
  Printing and postage costs                                   3,000
  Legal fees                                                  28,000
  Audit fees                                                  12,500
  Trustees fees                                               20,000
  Insurance and other                                          2,730
  Miscellaneous fees                                           5,378
                                                            --------
     Gross expenses                                          137,797
                                                            --------

  Waiver of fees and reimbursement of expenses               105,699
                                                            --------

     Net expenses                                             32,098
                                                             -------

Net investment income                                        190,307
                                                             -------

Realized and unrealized gain (loss) on investments

Net realized gain on investments                              59,673

Change in unrealized appreciation of
       investments for the period                            142,018
                                                           ---------
Net realized and unrealized gain on investments              201,691
                                                           ---------

Net increase in net assets resulting from operations        $391,998
                                                           =========


See page 15 for notes to the financial statements.





Aegis High Yield Fund
Statement of Changes in Net Assets
For the Years Ended
                                                           December 31,
                                                           ------------

                                                      2006              2005
                                                      ----              ----
Increase in net assets from operations

  Investment income - net                           $190,307        $164,313

  Net realized gain on investments                    59,673          13,921

  Change in unrealized appreciation/depreciation     142,018         (27,627)
                                                   ---------       ---------
     Net increase in net assets
        resulting from operations                    391,998         150,607
                                                   ---------       ---------


Distributions

  Net investment income
      ($.76 and $.54 per share respectively)        (196,697)       (160,007)
  Net realized gain from investments
      ($.20 and $.05 per share respectively)         (59,686)        (13,921)
                                                   ---------       ---------
     Total distributions                            (256,383)       (173,928)



Capital share transactions*

  Subscriptions                                    2,752,164       2,422,128
  Distributions reinvested                           240,194         164,109
  Redemptions                                     (2,612,383)     (2,888,622)
                                                  ----------      ----------
   Total capital share transactions                  379,975        (302,385)
                                                  ----------      ----------

   Total increase (decrease) in net assets           515,590        (325,706)
                                                  ----------      ----------

Net assets at beginning of year                    2,708,280       3,033,986
                                                  ----------      ----------

Net assets at end of year                         $3,223,870      $2,708,280
                                                 ===========     ===========



Undistributed net investment income included
   in net assets at end of year                          $47          $6,340



*Share information
  Subscriptions                                 259,183           239,535
  Distributions reinvested                       22,784            16,151
  Redemptions                                  (246,591)         (288,739)
                                              ---------         ---------
     Net increase (decrease) in shares           35,376           (33,053)
                                              ---------         ---------


See page 15 for notes to the financial statements.





Aegis High Yield Fund
Financial Highlights
For the Years Ended


The table below sets forth financial data for a share of the Fund outstanding throughout each year:

                                                           December 31,
                                                  ----------------------------
                                                  2006        2005        2004
                                                  ----        ----        ----
Per share data:

Net asset value - beginning of year             $10.17      $10.14      $10.00*

Income from investment operations-

Net investment income                             0.74        0.56        0.24
Net realized and unrealized gain on investments   0.74        0.06 (1)    0.14
                                                ------      ------      ------
   Total from investment operations               1.48        0.62        0.38

Less distributions declared to shareholders

   Net investment income                         (0.76)      (0.54)      (0.24)
   Net realized capital gains                    (0.20)      (0.05)        --
                                                ------      ------      ------
     Total distributions                         (0.96)      (0.59)      (0.24)


Net asset value - end of year                   $10.69      $10.17      $10.14
                                                ------      ------      ------

Total investment return                         15.13%       6.26%       3.86%


Ratios (to average net assets)/supplemental data:

Expenses after reimbursement and
  fees paid indirectly                           1.20%       1.20%       1.20%

Expenses before reimbursement and
  fees paid indirectly (2)                       5.15%       3.91%       3.82%

Net investment income                            7.12%       5.06%       2.69%

Portfolio turnover                                 58%         31%         21%

Net assets at end of year (000's)               $3,224      $2,708      $3,034


*Fund commenced operations January 1, 2004.

(1) The amount shown for the year ended December 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(2) Ratio after expense reimbursement, before fees paid indirectly, is 1.20% for each year.

See page 15 for notes to the financial statements.




Aegis High Yield Fund
Notes to Financial Statements
December 31, 2006


 1.  The Organization
Aegis High Yield Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified open-end management company. The Fund is a series of The Aegis Funds, a Delaware statutory trust established
July 11, 2003.  The Fund commenced operations January 1, 2004.

The Fund s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of corporate bonds rated less than investment grade.

 2.  Summary of Significant Accounting Policies
Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees.
In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2006, none of the Fund s net assets were fair valued in accordance with the procedures adopted by the Board. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Federal income taxes. The Fund s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.


Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. For the year ended December 31, 2006, the Fund made a reclassification entry increasing undistributed net investment income by $97, decreasing paid-in-capital by $110, and increasing accumulated net realized gain by $13. This reclassification, which had no effect on the net assets of the Fund, was made to reflect permanent book/tax differences.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

 3.  Advisory Fees and Other Transactions with Affiliates
The Fund entered into an investment management and advisory services agreement (the Agreement) with Aegis Financial Corporation (the Advisor) that provides for fees to be computed at an annual rate of 0.90% of the Fund s average daily net assets. The Agreement shall remain in force through December 31, 2007 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days written notice or by the Advisor on ninety (90) days written notice. The Fund and the Advisor have also entered into an expense limitation agreement that provides for an expense reimbursement from the Advisor if the Fund s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.20% of the Fund s average daily net assets. During the year ended December 31, 2006, the Advisor reimbursed the Fund $105,699.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.20% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2006, there was $251,439 of fees available to be recovered no later than December 31, 2009, of which $57,648, $88,092 and $105,699 are recoverable through December 31, 2007, 2008 and 2009 respectively.

The Fund formerly had an agreement with BGB Fund Services, Inc. to provide Fund accounting, administration, transfer agency and shareholder services to the Fund for a fee of 0.25% on Fund assets up to $200 million and 0.10% on Fund assets in excess of $200 million. Fees paid to BGB Fund Services, Inc. amount to $3,607 for the year ended December 31, 2006. Effective April 1, 2006, UMB Investment Services, Inc., an unaffiliated service provider, succeeded BGB Fund Services, Inc. as Fund accountant and administrator. Effective August 14, 2006, UMB Investment Services, Inc. succeeded BGB Fund Services, Inc. as transfer agent.

Certain officers and trustees of the Fund are also officers and directors of the Advisor and BGB Fund Services, Inc. The Fund pays each trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

 4.  Investment Transactions
Purchases and sales of long term investment securities (excluding short term investments) were $1,617,560 and $1,376,552, respectively, for the year ended December 31, 2006. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

 5.  Distributions to Shareholders and Tax Components of Net Assets
At December 31, 2006, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:


Cost of investments                                              $3,038,107
                                                                 ----------

Gross unrealized appreciation                                      $157,176
Gross unrealized depreciation                                          (251)
                                                                  ---------
     Net unrealized appreciation			           $156,925



As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income                                      $     47
Unrealized appreciation on investments                              156,925
                                                                  ---------
     Total accumulated earnings                                    $156,972



The tax components of dividends paid during the years ended December 31, 2006 and 2005 were as follows:
                                                          2006         2005
                                                          ----         ----
Distributions paid from ordinary income               $196,697     $160,007
Distributions paid from long-term capital gains         59,686       13,921
                                                      --------     --------
     Total Distributions                              $256,383     $173,928


The Fund hereby designates approximately $59,686 as capital gain dividends, for the purpose of the dividends paid deduction.


 6.  Recent Accounting Pronouncements
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes
(FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.
FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund s tax returns to determine whether the tax positions are more-likely-than-not of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.


In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements. The Statement defines fair value, estab-lishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between
(1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) the reporting entity s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Fund, and is not in a position at this time to evaluate the significance of its impact, if any, on the Fund s financial statements.





Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of The Aegis High Yield Fund

We have audited the accompanying statement of assets and liabilities of the Aegis High Yield Fund, a series of shares of The Aegis Funds, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aegis High Yield Fund as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                   Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
February 15, 2007





Aegis High Yield Fund

Other Information (Unaudited)

December 31, 2006

Fund Trustees and Officers
                                                 Business Experience
                                                 and Trusteeships
Name, Age and Address             Position       During the Past 5 Years
---------------------             --------       -----------------------
William S. Berno* (53)            President,     President and Managing
1100 North Glebe Road             Trustee        Director of Aegis Financial
Suite 1040                                       Corporation since 1994;
Arlington, Virginia  22201                       President and Director of
                                                 The Aegis Value Fund, Inc.
                                                 since 1997;  President and
                                                 Trustee of the Fund
                                                 since 2003.

Scott L. Barbee* (35)      Secretary/Treasurer,  Treasurer and Managing
1100 North Glebe Road             Trustee        Director of Aegis Financial
Suite 1040                                       Corporation since 1997;
Arlington, Virginia  22201                       Treasurer and Director of
                                                 Aegis Value Fund, Inc.
                                                 since 1997; Treasurer and
                                                 Trustee of the Fund since
                                                 2003.  Secretary of each
                                                 Fund since 2006.

Eskander Matta (36)               Trustee        Senior VP of Enterprise
Wells Fargo & Co.                                Internet Services, Wells
550 California Street                            Fargo & Co. since 2002;
2nd Floor                                        since 2002; Director of
San Francisco, California  94111                 Strategic Consulting with
                                                 Cordiant Communications,
                                                 2001-2002; Director of
                                                 Aegis Value Fund Inc.
                                                 since 1997; Trustee of
                                                 the Fund since 2003.

David A. Giannini (53)            Trustee        Institutional equity sales
30 Rockefeller Plaza, Suite 4250                 and research with Scarsdale
New York, NY  10112                              Equities since 2006;
                                                 Institutional equity sales
                                                 and research with Sanders
                                                 Morris Harris, 1997-2006.
                                                 Director of Aegis Value Fund
                                                 Inc. since 2006; Trustee of
                                                 the Fund since 2006.


Fund Officer

Skyler S. Showell* (32)            Chief         Chief Compliance Officer of
1100 North Glebe Road            Compliance      Aegis Financial Corporation
Suite 1040                        Officer        since 2003; Compliance consul-
Arlington, Virginia  22201                       tant 2002-2003; Chief
                                                 Compliance Officer of Aegis
                                                 Value Fund Inc. since 2004;
                                                 Chief Compliance Officer of
                                                 the Fund since 2004.

* indicates persons who are affiliated with Aegis Financial Corporation, the Advisor, and are therefore considered interested persons under the Investment Company Act of 1940.

The Fund Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.


Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available upon request, without charge, by calling 800-528-3780. The Fund s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (SEC) website at http://www.sec.gov.

Code of Ethics
The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund toll-free phone number, (800)528-3780.

Fund Holdings
The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC website at http://www.sec.gov. You may also review and copy
Form N-Q at the SEC s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Information
We are required to advise you within 60 days from the end of the Fund s fiscal year regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information provided below is for the fiscal year ended December 31, 2006.

During the fiscal year the Fund paid a long-term capital gain distribution of $59,686.








Aegis High Yield Fund
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201
Phone:  (800) 528-3780
Fax:  (703) 528-1395
Internet:  www.aegisfunds.com

Board of Trustees
Scott L. Barbee
William S. Berno
David A. Giannini
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Secretary/Treasurer
Skyler S. Showell, Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia  22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri  64106

Independent Registered Public Accounting Firm
Briggs Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania  19102

Counsel
Seward & Kissel LLP
1200 G Street, N.W., Suite 350
Washington, D.C.  20005


ITEM 2.  CODE OF ETHICS

(a)The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item s instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1)The Registrant s Board of Trustees has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)Not applicable.

(a)(3)Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES: The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $11,500 for 2006 and $11,000 for 2005.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2006 and $1,500 in 2005.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item are NONE.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs Bunting & Dougherty, LLP must be pre-approved by the audit committee. All services performed during 2005 and 2006 were pre-approved by the committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable

     (c) 100%

     (d) Not applicable


(f) The percentage of hours expended on the principal accountants engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $14,000 in 2006 and $12,000 in 2005.

(h) The registrant s audit committee has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

        Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investment in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES

        Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS

        Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a)The registrant s principal executive officer and principal financial officer have concluded that the registrant s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.



-----------------------------------------------------------------------

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Aegis Funds

By (Signature and Title) /s/William S. Berno
William S. Berno, President

Date:  March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/William S. Berno
William S. Berno, President

Date:  March 6, 2007

By (Signature and Title) /s/Scott L. Barbee
Scott L. Barbee, Treasurer

Date:  March 6, 2007